[LOGO:  MANAGERS AMG FUNDS]

                           FIRST QUADRANT
                       TAX-MANAGED EQUITY FUND
                       -----------------------

                            ANNUAL REPORT
                          OCTOBER 31, 2002

                FIRST QUADRANT TAX-MANAGED EQUITY FUND

                            ANNUAL REPORT
                          OCTOBER 31, 2002

                         TABLE OF CONTENTS
                         -----------------

                                                          Begins
                                                          on Page
                                                          -------
LETTER TO SHAREHOLDERS                                       1

PORTFOLIO MANAGER COMMENTS                                   2

SUMMARY OF INDUSTRY WEIGHTINGS AND TOP TEN HOLDINGS          5

SCHEDULE OF PORTFOLIO INVESTMENTS                            6
  Detailed portfolio listings by security type
    and industry sector, as valued at October 31, 2002

FINANCIAL STATEMENTS:
Statement of Assets and Liabilities                          10
 Fund balance sheet, net asset value (NAV) per share
 computation and cumulative undistributed amounts
Statement of Operations                                      11
 Detail of sources of income, Fund expenses, and
  realized and unrealized gains (losses) during the year
Statement of Changes in Net Assets                           12
 Detail of changes in Fund assets for each period

FINANCIAL HIGHLIGHTS                                         13
Net asset value per share, total return, expense ratios,
 turnover ratio and net assets

NOTES TO FINANCIAL STATEMENTS                                14
 Accounting and distribution policies, details of
   agreements and transactions with Fund management
   and affiliates

REPORT OF INDEPENDENT ACCOUNTANTS                            18

TRUSTEES AND OFFICERS                                        19


LETTER TO SHAREHOLDERS
-----------------------------------------------------------
Dear Fellow Shareholders:

In our last report, six months ago, I wrote that because of the continuing economic transition and the many remaining geo-political risks, we expected the financial markets to continue to be rather volatile. As it turned out, that was an understatement, as the last six months have been among the most difficult for the stock market in more than a decade. The reasons are many. The transition from an extended and, at times, rapid economic expansion to an uncertain and extremely sluggish economy initiated a domino run of events that is still playing out. The initial slowdown helped burst what was clearly a stock market bubble. Falling equity valuations at best raised the cost of capital for many cash needy businesses, and at worst completely eliminated sources of capital. These increased stresses exposed the financial and managerial weaknesses of many corporations. The disclosures of accounting and corporate fraud that emanated from some of the largest and previously well-respected companies in our economy this past spring and summer were, we hope, a few of the final dominoes. Separately, but equally important, continued terrorist activity around the globe, the ongoing military conflict in Afghanistan and the heightened possibility of a military confrontation with Iraq has added uncertainty and, thus, risk to the market.

Although the business cycle's transition will likely continue along with significant market volatility, the silver lining is that the current environment effectively acts to weed out excess competition and create a healthy foundation from which quality businesses can prosper. It is during these times that skilled portfolio managers will attempt to build portfolios that can prosper in years to come.

While we are not pleased with this Fund's overall results over the past year, we are satisfied with its results given the difficult environment. Because it is the policy of the Fund to maintain a portfolio that is essentially fully invested in stocks, we must expect a certain amount of market risk. First Quadrant Tax-Managed Equity Fund returned -13.13% for the year ended October 31, 2002, while its primary benchmark, the Russell 3000 Index, returned -14.35% for the same period. Since the Fund has yet to pay any income dividends or capital gains distributions, its return after taxes on distributions is identical at -13.13% for the period.

A more detailed review of the Fund's performance for the year, along with a discussion of the Fund's current positioning and a listing of the portfolio, is included within this report. As always, we post any news or other pertinent information about all of our Funds as soon as applicable on our website at www.managersamg.com. Should you have any questions about this report, please feel free to contact us at 1-800-835-3879, or visit the website. We thank you for your investment.


Sincerely,

Peter M. Lebovitz - President Managers AMG Funds

FIRST QUADRANT TAX-MANAGED EQUITY FUND
Portfolio Manager Comments
-----------------------------------------------------------
The second fiscal year of the Fund proved to be another interesting year, although, unfortunately, interesting in the proverbial Chinese sense. It was a third difficult year for equities, as the market was adversely impacted by economic worries, earnings difficulties, and the continued recovery from the speculative excess of the technology bubble. It started off strongly, with the fourth quarter rally in 2001, followed by a long and steep market swoon, and ended with the October 2002 rally, driven by better earnings and the Fed discount rate cut.

The Fund's goal, of course, is to deliver better than market returns - we are happy to report that we were again able to deliver substantial value-added relative to the Russell 3000 benchmark in the current fiscal year, outperforming the Russell 3000 by over 1% for the trailing 12-month period. This builds on the very strong initial year of relative performance for the Fund.

It is unfortunate that the first two years of the Fund have been a sort of Pyrrhic victory - outperforming the market in an environment in which the market has struggled. But it is worth reiterating that we cannot control the market return, and the object of the Fund is to deliver returns in excess of the broad market, particularly after taxes are taken into account. This we have achieved for the second year in a row.

The source of the value-added for this year exhibited strong similarity with the value-added in the prior year.
The similarities include:

* Contributions from our continued defensive, value-oriented positioning through most of the year. It is worthwhile to note though that the decided value orientation we had at the beginning of the year moderated significantly by the end of the fiscal year, as our models indicate that the Growth/Value dimension is very close to fairly valued.

* Several sector allocations which capitalized on consistent economic conditions - our overweighting of interest-sensitive stocks, particularly in the financial services sector, to take advantage of falling interest rates, and our overweighting of consumer sensitive stocks, to take advantage of continued strong consumer spending.

* Finally, continued avoidance of the technology sector.

With the significant correction the market has undergone, though, we find ourselves at the end of this year positioned very differently than we were at the beginning of the year. For the first time since the Fund started in late 2000, we are no longer strictly value-oriented. At the industry and sector level we have

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FIRST QUADRANT TAX-MANAGED EQUITY FUND
Portfolio Manager Comments (continued)
-----------------------------------------------------------
become far more benchmark-like, reducing our overweight on financial services and consumer-sensitive stocks significantly - financial services because of credit issues, consumer-sensitive because of concerns about continued strong consumer spending. Hence, on style and industry dimensions our models find much fairer pricing, as the market correction has served by the end of the year to lead to a far more efficiently priced market.

As we start the year, though, we continue to emphasize several points. For the most part, we continue to avoid the speculative technology area, as we continue to see little evidence that business investment spending is poised to recover. We continue to search for stable earnings growth across the full market and for companies that operate more efficiently than their peers. We have added several new accounting-based models, which focus on industry-specific data like operating efficiency and financial stress to identify attractive stocks within sectors that we believe will further enhance our stock selection capability moving into the next fiscal year.

Finally, the Fund is managed to deliver tax efficiency.
Courtesy certainly of the market environment, but certainly courtesy as well as our focus on after-tax return, we have eliminated fully any capital gain distributions this year, and our ordinary income distribution will be minimal. Thus, the positive relative performance we delivered will again not be distributed as taxable income.

We, like you, hope for an improved market environment in the coming year. Unlike what we have experienced in the prior several years, we believe value-added in the coming year will be driven less by themes than by stock selection, and of course we will continue to focus on after-tax performance. We look forward to the challenge.

We thank you for your continued confidence in our ability to manage the Fund.

FIRST QUADRANT TAX-MANAGED EQUITY FUND
Portfolio Manager Comments (continued)
-----------------------------------------------------------

Cumulative Total Return Performance
-----------------------------------
First Quadrant Tax-Managed Equity Fund's cumulative total return is based on the daily change in net asset value
(NAV), and assumes that all distributions were reinvested.
The Russell 3000 Index (the "Index") measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in First Quadrant Tax-
Managed Equity Fund on December 18, 2000 (commencement of operations) to a $10,000 investment made in the Index for the same time period. Past performance is not indicative of future results.

              VALUE OF $10,000 INVESTMENT
              ---------------------------

                First Quadrant
                Tax-Managed    Russell
Year Ended      Equity Fund    3000 Index
-----------     -------------- ----------
12/18/2000         $10,000       $10,000
10/31/2001           8,910         8,109
10/31/2002           7,740         6,945


AVERAGE ANNUALIZED TOTAL RETURNS  ONE YEAR SINCE INCEPTION
--------------------------------  -------- ---------------
First Quadrant Tax-Managed
  Equity Fund                      -13.13%     -12.81%

Russell 3000 Index                 -14.35%     -17.72%
----------------------------------------------------------

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          FIRST QUADRANT TAX-MANAGED EQUITY FUND
                    October 31, 2002
----------------------------------------------------------------
SUMMARY OF INDUSTRY WEIGHTINGS (unaudited)
----------------------------------------------------------------

                                PERCENTAGE OF      PERCENTAGE OF
MAJOR SECTORS                   NET ASSETS         RUSSELL 3000
----------------------          -------------      -------------
Financials                          24.1 %             21.8 %
Consumer Discretionary              22.5               13.2
Health Care                         13.5               15.3
Consumer Staples                     7.7                9.2
Industrials                          7.5               10.9
Energy                               5.0                5.6
Telecommunication Services           4.6                4.1
Information Technology               4.4               13.8
Materials                            3.6                2.9
Utilities                            3.0                3.2
Other                                4.1                0.0


----------------------------------------------------------------
TOP TEN HOLDINGS (unaudited)
----------------------------------------------------------------

                                        PERCENTAGE OF
SECURITY NAME                           NET ASSETS
----------------------------            -------------
Annaly Mortgage Management, Inc.*           4.0 %
Pharmacia Corp.                             3.3
Johnson & Johnson                           3.3
FedEx Corp.                                 2.9
American Water Works Co., Inc.*             2.7
Citigroup, Inc.*                            2.7
Microsoft Corp.*                            2.6
Procter & Gamble Co., The                   2.6
Pioneer Natural Resources Co.*              2.6
Walt Disney Co., The                        2.6
                                           ------
Top Ten as a Group                         29.3 %
                                           ======
* Top Ten Holding at April 30, 2002


-----------------------------------------------------------------------------
FIRST QUADRANT TAX-MANAGED EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2002
-----------------------------------------------------------------------------
                                                SHARES            VALUE
-----------------------------------------------------------------------------
COMMON STOCKS - 95.9%
CONSUMER DISCRETIONARY - 22.5%
99 Cents Only Stores*                              200         $   5,410
Amazon.com, Inc.*                                  300 (2)         5,808
AOL Time Warner, Inc.*                           5,000            73,750
AutoZone, Inc.*                                    300            25,731
BJ's Wholesale Club, Inc.*                       1,250            25,275
Brinker International, Inc.*                     2,500            70,975
CarMax, Inc.*                                       62             1,016
Circuit City Stores - Circuit City Group           200             1,982
Comcast Corp., Special Class A,
  non-voting shares*                             3,500            80,535
eBay, Inc.*                                        200            12,648
Forest City Enterprises, Inc.                      150             4,801
General Motors Corp.                             5,200           172,900
General Motors Corp., Class H*                  15,000           147,750
Hilton Hotels Corp.                              6,300            77,490
Hollinger International, Inc.                    7,600            74,100
Hollywood Casino, Corp.*                         6,600            81,312
IHOP Corp.*                                      2,000            45,780
Knight Ridder, Inc.                              1,000            60,180
Kohl's Corp.*                                    1,100            64,295
Liberty Media Corp., Class A*                    3,000            24,810
Limited, Inc., The                                 300             4,701
Lowe's Cos., Inc.                                  400            16,692
Marriott International, Inc.                     4,000           123,720
Neiman Marcus Group, Inc., The*                  1,800            51,400
NVR, Inc.*                                         100            33,900
Office Depot, Inc.*                                500             7,195
Sherwin-Williams, Co., The                         200             5,470
Target Corp.                                       300             9,035
TJX Cos., Inc.                                     300             6,156
Wal-Mart Stores, Inc.                            3,100           166,005
Walt Disney Co., The                            13,300           222,110
Washington Post Co., The                           100            72,790
Williams-Sonoma, Inc.*                             200             4,760
Yum! Brands, Inc.*                               6,400           144,192
                                                            -------------
  TOTAL CONSUMER DISCRETIONARY                                 1,924,674
                                                            -------------
CONSUMER STAPLES - 7.7%
Anheuser-Busch Cos., Inc.                          900            47,484
Clorox Co., The                                    200             8,986
CVS Corp.                                        1,200            33,276
Hershey Foods Corp.                                650            42,296
Pepsi Bottling Group, Inc.                         200             5,390
PepsiAmericas, Inc.                              3,000            46,050
PepsiCo, Inc.                                    2,175            95,918
Philip Morris Companies, Inc.                    1,800            73,350
Procter & Gamble Co., The                        2,550           225,547
Ralcorp Holdings, Inc.*                          2,800            63,308
Ruddick Corp.                                    1,000            14,980
                                                            -------------
  TOTAL CONSUMER STAPLES                                         656,585
                                                            -------------
The accompanying notes are an integral part of these financial statements.

                            6
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-----------------------------------------------------------------------------
FIRST QUADRANT TAX-MANAGED EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
-----------------------------------------------------------------------------
                                                SHARES            VALUE
-----------------------------------------------------------------------------
ENERGY - 5.0%
ENSCO International, Inc.                          700      $     18,928
Exxon Mobil Corp.                                2,368            79,707
FMC Technologies, Inc.*                          2,200            40,700
Kinder Morgan Energy Partners, L.P.              1,600            52,240
Nabors Industries, Ltd.*                           500            17,485
Pioneer Natural Resources Co.*                   9,000           223,830
                                                            -------------
  TOTAL ENERGY                                                   432,890
                                                            -------------
FINANCIALS - 24.1%
American International Group, Inc.               3,256           203,662
Annaly Mortgage Management, Inc.                19,600           343,588
Bank of America Corp.                            1,000            69,800
Bank One Corp.                                   1,000            38,570
Bear Stearns Cos., Inc., The                       500            30,525
Brascan Corp.                                    1,200            23,532
Catellus Development Corp.*                      4,700            83,660
Citigroup, Inc.                                  6,140           226,873
Eaton Vance Corp.                                1,300            37,323
Federal National Mortgage Association            1,200            80,232
Fifth Third Bancorp                                400            25,400
Forest City Enterprises, Inc.                    3,000            93,300
General Growth Properties, Inc.                  1,600            76,928
Golden State Bancorp, Inc.                         300            11,037
Goldman Sachs Group, Inc., The                     400            28,640
Hilb, Rogal & Hamilton Co.                       1,000            41,000
Host Marriott Corp.                              3,800            31,160
Household International, Inc.                    1,200            28,512
J.P. Morgan Chase & Co.                          1,000            20,750
KeyCorp                                            200             4,886
M&T Bank Corp.                                     100             8,192
Macerich Co., The                                2,600            73,970
Marshall & Ilsley Corp.                            200             5,632
MONY Group, Inc., The                            2,200            56,254
Morgan Stanley Dean Witter & Co.                 1,200            46,704
National City Corp.                                300             8,139
North Fork Bancorporation, Inc.                    400            15,384
Progressive Corp., Inc., The                       300            16,500
Radian Group, Inc.                                 200             7,054
St. Joe Co., The                                 1,000            29,180
Trizec Properties, Inc.                          3,061            31,069
US Bancorp                                       4,308            90,856
Vornado Realty Trust                             3,500           128,625
Wachovia Corp.                                     500            17,395
Wells Fargo Co.                                    500            25,235
                                                            -------------
  TOTAL FINANCIALS                                             2,059,567
                                                            -------------
HEALTH CARE - 13.5%
Aetna, Inc.                                      1,500            60,450
Anthem, Inc.*                                      400            25,200
Bristol-Myers Squibb Co.                         1,650            40,607
HEALTHSOUTH Corp.*                               1,000             4,350
Humana, Inc.*                                      300             3,653
Johnson & Johnson                                4,800           282,000
Medtronic, Inc.                                    700            31,360
Merck & Co., Inc.                                2,500           135,600

The accompanying notes are an integral part of these financial statements.

                            7
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-----------------------------------------------------------------------------
FIRST QUADRANT TAX-MANAGED EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
-----------------------------------------------------------------------------
                                                SHARES            VALUE
-----------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
NCS HealthCare, Inc.*                           10,000      $     19,700
Pfizer, Inc.                                     2,800            88,956
Pharmacia Corp.                                  6,600           283,800
Respironics, Inc.*                                 200             6,388
Tenet Healthcare Corp.*                            450            12,938
UnitedHealth Group, Inc.                           400            36,380
Wellpoint Health Networks, Inc.*                 1,600           120,336
                                                            -------------
  TOTAL HEALTH CARE                                            1,151,718
                                                            -------------
INDUSTRIALS - 7.5%
3M Co.                                             100            12,694
Boeing Co., The                                  1,100            32,725
Enterprise Products Partners, L.P.               3,200            59,584
FedEx Corp.                                      4,600           244,674
First Data Corp.                                   400            13,976
General Electric Co.                             3,600            90,900
Genlyte Group, Inc.*                               300            11,205
Indigo NV*                                       1,100             7,040
Lockheed Martin Corp.                              100             5,790
Northrop Grumman Corp.                             100 (2)        10,313
Rockwell Collins, Inc.                             200             4,506
Thomas Industries, Inc.                            100             2,879
Waste Management, Inc.                           6,200           142,724
                                                            -------------
  TOTAL INDUSTRIALS                                              639,010
                                                            -------------
INFORMATION TECHNOLOGY - 4.4%
Affiliated Computer Services, Inc., Class A*     2,000            92,100
Agere Systems, Inc.*                               391               363
Integrated Circuit Systems, Inc.*                  200             4,088
Lucent Technologies, Inc.*                       1,424 (2)         1,752
Microsoft Corp.*                                 4,220           225,643
Qualcomm, Inc.*                                  1,500            51,780
                                                            -------------
  TOTAL INFORMATION TECHNOLOGY                                   375,726
                                                            -------------
MATERIALS - 3.6%
Deltic Timber Corp.                                100             2,638
E.I. duPont de Nemours & Co., Inc.               1,700            70,125
Monsanto Co.                                       409             6,761
Plum Creek Timber Co., Inc.                      4,100            92,701
Rayonier, Inc.                                   1,800            75,924
Sigma-Aldrich Corp.                                100             4,575
Silgan Holdings, Inc.*                             100             1,852
Texas Industries, Inc.                           2,200            53,350
                                                            -------------
  TOTAL MATERIALS                                                307,926
                                                            -------------
TELECOMMUNICATION SERVICES - 4.6%
AT&T Corp.                                      11,000           143,440
Level 3 Communications, Inc.*                    7,500 (2)        35,693
SBC Communications, Inc.                         2,432            62,405
Telephone & Data Systems, Inc.                   1,600            81,440
Verizon Communications, Inc.                     1,754            66,231
                                                            -------------
  TOTAL TELECOMMUNICATION SERVICES                               389,209
                                                            -------------

The accompanying notes are an integral part of these financial statements.

                            8
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-----------------------------------------------------------------------------
FIRST QUADRANT TAX-MANAGED EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
-----------------------------------------------------------------------------
                                                SHARES            VALUE
-----------------------------------------------------------------------------
UTILITIES - 3.0%
American Water Works Co., Inc.                   5,200      $    232,856
TXU Corp.                                        1,500            21,525
                                                            -------------
  TOTAL UTILITIES                                                254,381
                                                            -------------
TOTAL COMMON STOCKS
  (cost $8,605,960)                                            8,191,686
                                                            -------------
SHORT-TERM INVESTMENTS - 5.6% (1)
OTHER INVESTMENT COMPANIES - 4.9%
JPMorgan Prime Money Market Fund,
 Institutional Class Shares, 1.68%
 (cost $417,391)                               417,391           417,391
                                                            -------------
REPURCHASE AGREEMENTS - 0.7% (3)
The Bank of New York, dated 10/31/02, due      PRINCIPAL
 11/01/02, 1.92% to 1.95%, total to be            AMOUNT
 received $63,003 (secured by $64,260 U.S.     ---------
 Government Agencies)                          $ 63,000           63,000
                                                            -------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $480,391)                                                 480,391
                                                            -------------
TOTAL INVESTMENTS - 101.5%
 (cost $9,086,351)                                             8,672,077

OTHER ASSETS, LESS LIABILITIES - (1.5)%                         (133,239)
                                                            -------------
NET ASSETS - 100.0%                                         $  8,538,838
                                                            =============

Note: Based on the approximate cost of investments of $9,089,639 for Federal income tax purposes at October 31, 2002, the aggregate gross unrealized appreciation and depreciation were $1,108,278 and $1,525,840, respectively, resulting in net unrealized depreciation of investments of $417,562.

*     Non-income-producing securities.

(1) Yield shown for each investment company represents the October 31, 2002, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

(2) Some or all of these shares were out on loan to various brokers as of October 31, 2002, amounting to a market value of $53,565, or approximately 0.6% of net assets.

(3) Collateral received from brokers for securities lending was invested in these short-term investments.

The accompanying notes are an integral part of these financial statements.


---------------------------------------------------------------
FIRST QUADRANT TAX-MANAGED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002
---------------------------------------------------------------

ASSETS:
-------
 Investments at value                             $  8,672,077
 Receivable for investments sold                        25,724
 Receivable for Fund shares sold                        54,188
 Dividends, interest and other receivables              10,357
 Receivable due from Investment Manager                 17,899
 Prepaid expenses                                       16,886
                                                  -------------
  Total assets                                       8,797,131
                                                  -------------
LIABILITIES:
------------
 Payable upon return of securities loaned               63,000
 Payable for investments purchased                     166,824
 Accrued expenses:
  Professional fees                                     15,211
  Other                                                 13,258
                                                  -------------
  Total liabilities                                    258,293
                                                  -------------
NET ASSETS                                        $  8,538,838
                                                  =============
Shares outstanding                                   1,102,545
                                                  =============
Net asset value, offering and redemption
  price per share                                       $ 7.74
                                                        =======
NET ASSETS REPRESENT:
---------------------
 Paid-in capital                                  $ 10,267,545
 Undistributed net investment income                    58,753
 Accumulated net realized loss from investments     (1,373,186)
 Net unrealized depreciation of investments           (414,274)
                                                  -------------
NET ASSETS                                        $  8,538,838
                                                  =============
 Investments at cost                              $  9,086,351
                                                  =============

The accompanying notes are an integral part of these financial statements.


---------------------------------------------------------------
FIRST QUADRANT TAX-MANAGED EQUITY FUND
STATEMENT OF OPERATIONS
For the fiscal year ended October 31, 2002
---------------------------------------------------------------

INVESTMENT INCOME:
------------------
 Dividend income                                  $   119,586
 Interest income                                        3,424
 Securities lending fees                                  224
 Foreign withholding tax                                 (198)
                                                  -------------
  Total investment income                             123,036
                                                  -------------
EXPENSES:
---------
 Investment advisory and management fees               54,658
 Custodian                                             43,516
 Professional fees                                     25,639
 Transfer agent                                        21,780
 Registration fees                                     14,560
 Trustees fees                                          1,084
 Miscellaneous                                          2,428
                                                  -------------
   Total expenses before expense offsets              163,665
 Less: Expense reimbursement                          (98,165)
   Expense reduction                                   (1,196)
                                                  -------------
 Net expenses                                          64,304
                                                  -------------
   Net investment income                               58,732
                                                  -------------
NET REALIZED AND UNREALIZED LOSS:
---------------------------------
 Net realized loss on investments                    (788,178)
 Net change in unrealized depreciation
  of investments                                     (530,123)
                                                  -------------
 Net realized and unrealized loss                  (1,318,301)
                                                  -------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                        $(1,259,569)
                                                  =============

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
FIRST QUADRANT TAX-MANAGED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the fiscal years ended October 31,
--------------------------------------------------------------------------------
                                                      2002              2001*
                                                  ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
---------------------------------
Net investment income                             $    58,732       $     6,832
Net realized loss on investments                     (788,178)         (586,623)
Net unrealized appreciation
 (depreciation) of investments                       (530,123)          115,850
                                                  ------------      ------------
Net decrease in net assets
  resulting from operations                        (1,259,569)         (463,941)
                                                  ------------      ------------
FROM CAPITAL SHARE TRANSACTIONS:
--------------------------------
Proceeds from the sale of shares                    4,147,816         5,446,790
Purchase in-kind                                    2,547,294                 -
Cost of shares repurchased                         (1,218,588)         (660,964)
                                                  ------------      ------------
Net increase from capital share transactions        5,476,522         4,785,826
                                                  ------------      ------------
Total increase in net assets                        4,216,953         4,321,885
                                                  ------------      ------------
NET ASSETS:
-----------
Beginning of period                                 4,321,885                 -
                                                  ------------      ------------
End of period                                     $ 8,538,838       $ 4,321,885
                                                  ============      ============
End of period undistributed
  net investment income                           $    58,753       $     6,598
                                                  ============      ============
--------------------------------------------------------------------------------
SHARE TRANSACTIONS:
-------------------
 Sale of shares                                       468,176           552,830
 Shares purchased in-kind                             288,155                 -
 Shares repurchased                                  (138,989)          (67,627)
                                                  ------------      ------------
  Net increase in shares                              617,342           485,203
                                                  ============      ============
--------------------------------------------------------------------------------
* Commencement of operations was December 18, 2000.

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
FIRST QUADRANT TAX-MANAGED EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each fiscal period
--------------------------------------------------------------------------------
                                                  FOR THE FISCAL  FOR THE FISCAL
                                                  YEAR ENDED      PERIOD ENDED
                                                  OCTOBER 31,     OCTOBER 31,
                                                     2002             2001*
                                                  --------------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   8.91        $   10.00
                                                  --------------  --------------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------
 Net investment income                                   0.06             0.01
 Net realized and unrealized loss
  on investments                                        (1.23)           (1.10)
                                                  --------------  --------------
Total from investment operations                        (1.17)           (1.09)
                                                  --------------  --------------
NET ASSET VALUE, END OF PERIOD                       $   7.74        $    8.91
                                                  ==============  ==============
----------------------------------------------------------------------------------
Total Return (a)                                       (13.13)%       (10.90)% (b)
==================================================================================
Ratio of net expenses to average net assets              1.00 %         1.00 % (c)
Ratio of net investment income to average net assets     0.91 %         0.29 % (c)
Portfolio turnover                                         101%           191% (b)
Net assets at end of period (000's omitted)             $8,539          $4,322
==================================================================================
Expense Offsets (d)
-------------------
Ratio of total expenses to average net assets            2.55 %         4.49 % (c)
Ratio of net investment loss to average net assets      (0.63)%        (3.20)% (c)
==================================================================================
*   Commencement of operations was December 18, 2000.

(a) Total return would have been less absent the expense offsets.
(b) Not annualized.
(c) Annualized.
(d) Ratio information assuming no reduction of Fund expenses.
    (See Notes to Financial Statements.)

----------------------------------------------------------------
FIRST QUADRANT TAX-MANAGED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2002
----------------------------------------------------------------
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Managers AMG Funds (the "Trust") is a no-load, open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company
Act of 1940, as amended. Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is First Quadrant Tax-
Managed Equity Fund (the "Fund").

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United
States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a) VALUATION OF INVESTMENTS
Equity securities traded on a domestic or international securities exchange and over-the-counter securities are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market. Investments in other regulated investment companies are valued at their end of day net asset value per share. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

(b) SECURITY TRANSACTIONS
Security transactions are accounted for as of trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) INVESTMENT INCOME AND EXPENSES
Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date.
Dividend income on foreign securities is recorded net of any withholding tax. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to the Fund are apportioned among the Funds in the Trust

----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
----------------------------------------------------------------
and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund had a "balance credit" agreement with State Street
Bank ("SSB"), (the Fund's custodian prior to August 5,
2002) whereby the Fund was credited with an interest factor equal to 75% of the nightly Fed Funds Rate for account balances left uninvested overnight. Beginning August 5, 2002, the Fund has an arrangement with The Bank of New York
("BNY") whereby each Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. This credit serves to reduce the custody expense that would otherwise be charged to the Fund. For the year ended October 31, 2002, the custody expense was reduced under the SSB arrangement by $1,196. There was no reduction under the BNY arrangement.

(d) DIVIDENDS AND DISTRIBUTIONS
Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

(e) FEDERAL TAXES
The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended; to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f) CAPITAL LOSS CARRYOVERS
As of October 31, 2002, the Fund had accumulated net realized capital loss carryovers of $583,101 and $786,798.
These amounts may be used for Federal income tax purposes to offset future realized capital gains, if any, through October 31, 2009 and 2010, respectively.

(g) CAPITAL STOCK
The Trust's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund's policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
----------------------------------------------------------------
At October 31, 2002, two unaffiliated shareholders together
(omnibus accounts) held 40% of the outstanding shares of the Fund. Each shareholder individually held greater than 10% of the outstanding shares of the Fund.

(h) REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal
Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(2) AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Trust has entered into an Investment Management
Agreement under which The Managers Funds LLC (the
"Investment Manager"), a subsidiary of Affiliated Managers
Group, Inc. ("AMG"), serves as investment manager to the Fund and is responsible for the Fund's overall administration. The Fund is distributed by Managers
Distributors, Inc. ("MDI"), a wholly-owned subsidiary of The Managers Funds LLC. The Fund's investment portfolio is managed by First Quadrant, L.P. ("First Quadrant"), which serves pursuant to a Sub-Advisory Agreement by and between the Investment Manager and First Quadrant with respect to the Fund. AMG indirectly owns a majority interest in First
Quadrant. Certain Trustees and Officers of the Fund are
Officers and/or Directors of the Investment Manager, AMG and/or MDI.

The Fund is obligated by its Investment Management
Agreement to pay a monthly management fee to the Investment
Manager at an annual rate of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays
First Quadrant 0.85% of the average daily net assets of the Fund for its services as sub-advisor. Under the Investment
Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund.
The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and
First Quadrant, First Quadrant reimburses the Investment
Manager for the costs the Investment Manager bears in providing such services to the Fund.

The Investment Manager has contractually agreed, through March 1, 2003, to reimburse the Fund to the extent total operating expenses (excluding interest, taxes, brokerage, organization expenses and other capitalized expenses and extraordinary expenses) of the Fund exceed 1.00% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts reimbursed in future years provided that the repayment occurs within three (3) years after the reimbursement and that such repayment would not

----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
----------------------------------------------------------------
cause the Fund's total operating expenses in any such future year to exceed 1.00% of the Fund's average daily net assets. In addition to any reimbursement agreed to by the Investment Manager, First Quadrant from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. At October 31, 2002, the cumulative amount of unreimbursed expenses for the Fund is $178,450.

The aggregate annual fee paid to each outside Trustee for serving as a Trustee of the Trust is $5,000. The Trustee fee expense shown in the financial statements represents the Fund's allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Trust and in the complex.

The Fund has entered into a distribution agreement with MDI to act as distributor of the Fund. The Fund has adopted a distribution plan to pay for the marketing of the Fund's shares. Pursuant to the distribution agreement and the Fund's distribution plan, the Board of Trustees may authorize payments to MDI at an annual rate of up to 0.25% of the Fund's average daily net assets. The Trustees have not authorized the payment of any such fees to date.

(3) PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, excluding short-term securities, for the year ended October 31, 2002 were $11,174,400 and $6,422,517, respectively. There were no purchases or sales of U.S. Government securities.

(4) PORTFOLIO SECURITIES LOANED
The Fund may participate in a securities lending program providing for the lending of equity, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by the custodian.
Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

----------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
----------------------------------------------------------------
To the Trustees of Managers AMG Funds and the Shareholders of First Quadrant Tax-Managed Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the First Quadrant Tax-Managed Equity Fund
(hereafter referred to as the "Fund"), at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2002

----------------------------------------------------------------
TRUSTEES AND OFFICERS
----------------------------------------------------------------
The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that
(a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee may be removed by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the Trust's custodian; and
(d) any Trustee may be removed at any meeting of shareholders by a two-thirds vote of the outstanding voting securities of the Trust.

Each of the officers are elected annually by the Trustees and hold office until the next annual election of officers and until their respective successors are chose and qualified, or in each case until the officer sooner dies, resigns, is removed or becomes disqualified.

INDEPENDENT TRUSTEES
--------------------
JACK W. ABER - Trustee; Professor of Finance, Boston
University School of Management since 1972. He has served as a Trustee of the Trust (8 portfolios) since March 1999.
He also serves as a Trustee of The Managers Funds (10 portfolios), Managers Trust I (1 portfolio) and Managers
Trust II (2 portfolios).  He serves as a Trustee of Third
Avenue Trust and a Director of Appleton Growth Fund. His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner,
Longboat Retirement Planning Solutions since 1998. He serves as part time employee of Hewitt Associates, LLC delivering retirement and investment education seminars.
From 1990 to 1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans Group. Prior to joining Kemper, he spent
24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee of the Trust (8 portfolios) since March 1999. He also serves as a Trustee of The Managers Funds (10 portfolios), Managers
Trust I (1 portfolio) and Managers Trust II (2 portfolios).
He serves as a Trustee of Third Avenue Trust. His date of birth is September 23, 1941.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox
Hamilton & Putnam since 1977. He has served as a Trustee of the Trust (8 portfolios) since March 1999. He also serves as a Trustee of The Managers Funds (10 portfolios),
Managers Trust I (1 portfolio) and Managers Trust II (2 portfolios). He serves as a Trustee of Third Avenue Trust.
His date of birth is September 23, 1945.

----------------------------------------------------------------
TRUSTEES AND OFFICERS (continued)
----------------------------------------------------------------
ERIC RAKOWSKI - Trustee; Professor, University of
California at Berkeley School of Law since 1990. Visiting Professor, Harvard Law School 1998-1999. He has served as a Trustee of the Trust (8 portfolios) since March 1999. He also serves as a Trustee of The Managers Funds (10 portfolios), Managers Trust I (1 portfolio) and Managers
Trust II (2 portfolios). He serves as a Trustee of Third
Avenue Trust. His date of birth is June 5, 1958.

INTERESTED TRUSTEES (1)
-----------------------
SEAN M. HEALEY - Trustee; President and Chief Operating
Officer of Affiliated Managers Group, Inc. since October
1999. Director of Affiliated Managers Group, Inc. since May
2001. From April 1995 to October 1999, he was Executive
Vice President of Affiliated Managers Group, Inc. From
August 1987 through March 1995, he served in a variety of roles in the Mergers and Acquisitions Department of Goldman, Sachs & Co., the last of which was as Vice
President. He has served as a Trustee of the Trust (8 portfolios) since March 1999. He also serves as a Trustee of The Managers Funds (10 portfolios), Managers Trust I (1 portfolio) and Managers Trust II (2 portfolios). His date of birth is May 9, 1961.

PETER M. LEBOVITZ - Trustee since 2002 and President since
March 1999; President and Chief Executive Officer of The
Managers Funds LLC since April 1999. From September 1994 to
April 1999, he was Director of Marketing of The Managers
Funds, L.P. (the predecessor to The Managers Funds LLC).
President of Managers Distributors, Inc. since December
2000. He also serves as Trustee and President of Managers
AMG Funds (8 portfolios), The Managers Funds (10 portfolios), Managers Trust I (1 portfolio) and Managers
Trust II (2 portfolios). From June 1993 to June 1994, he was the Director of Marketing for Hyperion Capital
Management, Inc. From April 1989 to June 1993, he was a
Senior Vice President for Greenwich Asset Management, Inc.
His date of birth is January 18, 1955.

OFFICERS
--------
GALAN G. DAUKAS, CFA - Chief Financial Officer since
September 2002; Chief Operating Officer of The Managers
Funds LLC since June 2002. He also serves as Chief
Financial Officer of The Managers Funds, Managers Trust I and Managers Trust II since September 2002. He was Chief
Operating Officer and Chairman of the Management Committee of Harbor Capital Management Company, Inc. from 2000-2002.
From 1991-2000, he was a Managing Director and later Chief
Operating Officer of Fleet Investment Advisors. His date of birth is October 24, 1963.

DONALD S. RUMERY - Treasurer since March 1999; Director,
Finance and Planning of The Managers Funds LLC (formerly
The Managers Funds, L.P.) since December 1994. Treasurer and Chief Financial Officer of Managers Distributors, Inc.
since December 2000. He also serves as Treasurer and Secretary of The Managers Funds, Managers Trust I and
Managers Trust II. From March 1990 to

----------------------------------------------------------------
TRUSTEES AND OFFICERS (continued)
----------------------------------------------------------------
December 1994, he was a Vice President of Signature
Financial Group. His date of birth is May 29, 1958.

JOHN KINGSTON, III - Secretary since March 1999; Senior
Vice President and General Council of Affiliated Managers
Group, Inc. since May 2001; Vice President and Associate
General Counsel of Affiliated Managers Group, Inc. from
March 1999 to May 2001; Director and Secretary of Managers
Distributors, Inc. since December 2000. From June 1998 to
February 1999 he served in a general counseling capacity with Morgan Stanley Dean Witter Investment Management,
Inc. From September 1994 to May 1998 he was an Associate with Ropes and Gray. His date of birth is October 23, 1965.



--------------------------------------
(1) Mr. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers
Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers
Distributors, Inc.

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

SUB-ADVISOR
-----------
First Quadrant, L.P.
800 E. Colorado Boulevard, Suite 900
Pasadena, California 91101

CUSTODIAN
---------
The Bank of New York
100 Church Street, 10th Floor
New York, New York 10286

LEGAL COUNSEL
-------------
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

TRANSFER AGENT
--------------
Boston Financial Data Services, Inc.
attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

TRUSTEES
--------
Jack W. Aber
William E. Chapman, II
Sean M. Healey
Edward J. Kaier
Peter M. Lebovitz
Eric Rakowski

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective Prospectus, which is available by calling
1-800-835-3879.  Distributed by Managers Distributors,
Inc., a NASD member.


                 www.managersamg.com
                www.managersfunds.com